Exhibit 99.6.  Consent of KPMG LLP

Consent of Independent Registered Public Accounting Firm

The Partners
Regency Energy Partners LP:

We consent to the incorporation by reference in the registration statement No. 333-140088 on Form S-8, registration statement No. 333-141809 on Form S-3, and registration statement No. 333-141764 on Form S-4 of Regency Energy Partners LP of our report dated May 9, 2008, with respect to the consolidated balance sheet of Regency Energy Partners LP as of December 31, 2007, and the related consolidated statements of operations, comprehensive loss, cash flows, and partners’ capital for the year then ended, which report appears herein this Form 8-K of Regency Energy Partners LP.

/s/ KPMG LLP

Dallas, Texas
May 9, 2008